UBS Series Funds

May 27, 2021

Supplement to the Prospectus dated August 28, 2020, as supplemented.

Includes:

•	UBS Select ESG Prime Investor Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select ESG Prime Investor Fund regarding the extension of the voluntary fee waiver through July 31, 2021. This disclosure change will become effective on June 1, 2021.

The Prospectus is hereby supplemented as shown below.

The section captioned “Management” and sub-captioned “Advisory and administration fees” on page 44 of the Prospectus is revised by replacing the first sentence of the fourth paragraph of that section in its entirety with the following:

UBS AM will voluntarily waive its 0.10% master fund level fee in order to voluntarily reduce UBS Select ESG Prime Investor Fund’s expenses by 0.10% until July 31, 2021.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1104